united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Annual Report

September 30, 2021

RESQ Dynamic Allocation Fund

RQEAX

RQECX

RQEIX

RESQ Strategic Income Fund

RQIAX

RQICX

RQIIX

1-877-940-2526

www.RESQFunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders:

Since we have not encountered inflation in any meaningful way for many decades, let us start off with: what is inflation? According to Merriam-Webster, inflation is a continuing rise in the general price level usually attributed to an increase in the volume of money and credit relative to available goods and services. In simple terms, it is the sustained upward movement in the overall price level of goods and services in an economy which corresponds with a loss of purchasing power of the currency being used. Our prevailing thoughts coming into this year have revolved around inflation and rising interest rates. This year has proved to be a continuation of 2020 as America and the world deals with the pandemic.

For the past 40 years or so, starting with the advancement of technology in the 80s (automation) and continuing with a shift in labor to lower cost countries, inflation has been kept relatively low. This is apparent in the 30-year bond yield which peaked in the early 1980s around 14% and hit a low at the COVID crash around 0.84%. The government has had their money printing press on afterburner since the 2008-2009 crash. This, coupled with the COVID recession and massive government spending bills on the horizon, makes one wonder if we are witnessing the beginning of a new secular cycle in inflation or just a temporary blip caused by the COVID dislocations?

There are some factors that need to be considered when looking at the inflation picture. First, money creation. Since 2009, the Federal Reserve has been pumping unprecedented stimulus into the economy. Not only have short-term rates been kept very low, almost 0%, but the Fed also began buying long-term bonds (Quantitative Easing (QE)) to provide further easing. An unforeseen global pandemic triggered massive stimulus to individuals and corporations as a hope to help bridge the economy towards a vaccine and herd immunity. Even after all the COVID spending, Congress is attempting to pass a $1 trillion infrastructure bill and another +$2 trillion social spending package. All this could put downward pressure on the US dollar going into year-end and early 2022.

Next are the input costs. The major costs are energy, raw materials/commodities, labor and rents. Although the government does not count energy or food costs in their official inflation figures (apparently, food and energy are too volatile), these costs cannot be ignored. Regardless of how the government classifies costs, we need to pay close attention to energy because of the current administration’s big push towards green energies. A valiant goal no doubt but it pushes up the cost of oil and natural gas. This means that this spike in prices might not be transitory but more entrenched as the economy works towards zero emissions. Food is being affected by the cost of commodities like wheat and sugar, while seeing a spike in the transportation of goods. Moving goods, whether its food or products, is also getting more expensive. Labor costs are also important to watch. COVID changed the employment picture. Factors like early retirement, incentivized unemployment or a decision to change career paths coupled with lower birthrates and inefficient immigration policies, all lead to rising labor costs. Labor costs are up close to 5% which is the largest gain since 2018. In the restaurant business, wages are up by over 10%, brought on by an increase in the minimum wage and the limited workers available. Things are getting so tight, that employers are offering sign on bonuses to attract workers. Another area of inflation is housing or rents. Both have been on the rise. The median sales price of homes sold in the United States was $374,900 as of June 30, 2021, an increase of over 16% during the past 12 months. Rent inflation is currently just over 2% but the Dallas Fed published an article recently implying that rent inflation could rise to an average rate nearing 7% in the next 18 months. Some of these housing costs reflect the surge in lumber and copper prices but also reflect the growing demand from people leaving urban centers for more rural locales, all exacerbated by COVID.

Fed Chairman Powell has been saying that inflation will be transitory, meaning it will pass. That could certainly be the case if we look back at recent history, but COVID changed the game and could be the major reason for the beginning of an inflationary cycle. The supply chain disruptions are largely known and make sense after a shut down and restart of the economy. However, if commodities have started their next major bull market cycle, those price increases will certainly pass onto consumers. If oil production is limited in pursuit of cleaner energy, the consumer needs to expect much higher energy prices. Alternatives may someday make up more of the country’s energy output, but that could be years away. Additionally, the cost of labor has moved up around the world, including places like China or Mexico, as people are demanding higher wages in all industries. The cost of labor does not look transitory.

Therefore, although recent inflationary trends could very well be transitory, when we step back and look at the entire picture, we think it must be closely watched. We will position our funds to take advantage of stubborn inflation in the years ahead and adjust accordingly if costs turnaround. As an example, since late July 2021, inflation has been slowly coming down even as the technical trend looks higher. This has been evident in gold’s performance this year. Gold has been signaling lower inflation by pulling back off the high reached last summer. Technically it seems gold’s longer-term uptrend is about to re-assert itself heading into 2022. If we see gold start to rally in the months ahead, it could be a major warning sign that this bout of inflation is truly not transitory.

RESQ Dynamic Allocation Fund

Fund’s Goal

The RESQ Dynamic Allocation Fund (the “Fund”) seeks long-term capital appreciation, with capital preservation as a secondary objective. The Fund seeks a positive return through all market cycles and moves to a cash position when the market declines and back into securities when the markets resume an uptrend. The Fund’s flexibility allows it to shift to different sectors based on technical analysis.

Performance Overview

The Fund’s I share class had a cumulative total return of 3.83% for the 12 months ended September 30, 2021. For comparisons the Fund’s benchmark, the MSCI World Index performance had a total return of 28.82%.

Investment Overview

The Fund started its fiscal year strong reversing its defensive stance as equities bottomed in September and rallied into the end of the year. The Fund finished the fourth quarter of 2020 up 12.85%, which put it in the top quartile of tactical allocation funds. In November 2020, our inflation signal triggered which caused us to adjust our investment theme. We began building positions in asset classes that historically have outperformed during rising inflationary cycles.

The Fund had a flat first quarter of 2021 as the gold mining positions and the emerging markets positions offset domestic equity gains. In the second quarter, the gold and international positions were flat and the Fund was up 2.94% on the quarter. At this point the Fund was up 2.85% while the MSCI World Index was up 13.05% for the year. During the second quarter, inflation data began to filter in, which backed up our thesis from the prior year that we were in a rising inflation cycle. In June, the Consumer Price Index rose 5.4%, which was the highest growth we have seen over the past 10 years. Despite the Goldman Sachs Commodity Index being up over 15% on the quarter and 30% on the year, the gold and silver mining stocks were down on the quarter and down over 5% for the year. Emerging markets were up half what the world index was up for the quarter and the Fund’s China positions were down slightly on the quarter. In the final quarter of the fiscal year ended September 30, 2021, selling continued in the international and gold positions and the broad markets corrected as well. The MSCI World Index was slightly down on the quarter where emerging markets were down 8.22% and gold mining stocks were down 13.63%.

The Fund finished the fiscal year ended September 30, 2021 up 9.18% which was 20.58% below its long only benchmark. The Fund has seen its spread relative to its benchmark widen as it has gone to this rising inflation strategy. These cycles typically last a couple years, so it could be that we are early and outside factors have prevented these areas from moving like they traditionally would. The vaccine rollout overseas has been a lot slower than in the US. GDP expectations overseas have drastically underperformed so far in 2021. China’s aggressive antitrust campaign on its technology stocks did not help either. When looked at on weekly/monthly charts, gold mining stocks still look strong as they went sideways for 6 years before breaking out of the range and have come back down to test that breakout recently and are holding support. The institutionalization of Bitcoin has also taken some of the luster away from the metals as investors are looking at bitcoin as a gold replacement.

RESQ Strategic Income Fund

Fund’s Goal

The RESQ Strategic Income Fund (the “Fund”) seeks income with an emphasis on total return and capital preservation as a secondary objective.

Performance Overview

The Fund’s I share class had a cumulative total return of -2.36% for the 12 months ended September 30, 2021. For comparisons the Fund’s benchmark, the Bloomberg Aggregate Bond Index performance had a total return of -0.90%.

Investment Overview

The Fund continued building momentum to start the fiscal year. The model positioned a 50% inverse Treasury trade through the end of 2020. This position gave the Fund a 4% outperformance to the Bloomberg Aggregate Bond Index during the first quarter of the fiscal year. As the Fund entered 2021, the Fund began to take profits in its short treasuries position, due to oversold technical indicators. By the end of January 2021, the Fund had built a 25% long Treasury position as the Fed neared their January meeting. The Fed has been a key driver to interest rates thus far. The models saw a major reaction in the marketplace to the January 26/27th meeting comments. Rates jumped fast and the Fund sustained a loss on its treasury position in February. The Fund also saw declines across its core holdings in municipal bonds, mortgage-backed securities, emerging market bonds and preferred securities. Finally, during the last month of the fiscal year there was a breakout in rates. The Fund had signaled a trade back into the inverse Treasury trade and continues to hold this as we closed out the fiscal year. The Fund also added to its core holdings with a 20% position in convertibles.

As we enter a new year, inflation indicators and the Fed are in high focus. As inflation fears continue to come to the forefront, this could ultimately force the central bank to consider raising interest rates sooner than anticipated. The flexibility within the Fund to short treasury markets creates a unique opportunity for investors during a rising rate environment. This will allow the Fund to help complement a core aggregate bond position in investors’ allocations and hopefully add alpha to the fixed income allocation over time.

We appreciate your continued confidence in the Funds’ strategies and wish you all the best in 2022.

MSCI World Index

The MSCI World is a market cap weighted stock market index of 1,655 stocks from companies throughout the world.

Consumer Price Index (CPI)

A consumer price index is a price index, the price of a weighted average market basket of consumer goods and services purchased by households.

S&P Goldman Sachs Commodity Index

The S&P Goldman Sachs Commodity Index serves as a benchmark for investment in the commodity markets and as a measure of commodity performance over time.

S&P 500 Index

The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

Bloomberg U.S Aggregate Bond Index

The Bloomberg US Aggregate Bond Index is a broad benchmark index for the U.S. bond market. The index covers all major types of bonds, including taxable corporate bonds, Treasury bonds, and municipal bonds.

1671-NLD-10292021

RESQ Dynamic Allocation Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2021

The Fund’s performance figures* for the years ended September 30, 2021, as compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
RESQ Dynamic Allocation Fund - Class A	3.40%	2.94%	0.41%	N/A
RESQ Dynamic Allocation Fund - Class A with Load	(2.51)%	1.74%	(0.35)%	N/A
RESQ Dynamic Allocation Fund - Class C	2.87%	2.32%	N/A	(0.35)%
RESQ Dynamic Allocation Fund - Class I	3.83%	3.38%	0.82%	N/A
MSCI World Index (c)	28.82%	13.74%	10.24%	11.39%
S&P 500 Total Return Index (d)	30.00%	16.90%	13.94%	14.83%

Comparision of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2021 are 2.84%, 3.44% and 2.44% for the Class A, C and I Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the original purchase price imposed on purchases. Redemptions of any share class made within 30 days of purchase may be assessed a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014

(c)	The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,650 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(d)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2021

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Equity Funds	71.9%
Short-Term Investments	28.3%
Liabilities In Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

RESQ Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2021

The Fund’s performance figures* for the years ended September 30, 2021, as compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
RESQ Strategic Income Fund - Class A	(2.66)%	(0.06)%	(0.13)%	N/A
RESQ Strategic Income Fund - Class A with Load	(7.28)%	(1.04)%	(0.75)%	N/A
RESQ Strategic Income Fund - Class C	(3.24)%	(0.66)%	N/A	(1.42)%
RESQ Strategic Income Fund - Class I	(2.36)%	0.41%	0.30%	N/A
Bloomberg U.S. Aggregate Bond Index (c)	(0.90)%	2.94%	3.42%	3.07%
Dow Jones Conservative Portfolio Index (d)	3.55%	3.56%	3.43%	3.31%

Comparision of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2021 are 2.84%, 3.44% and 2.44% for the Class A, C and I Shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the original purchase price imposed on purchases. Redemptions of any share class made within 30 days of purchase may be assessed a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014.

(c)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(d)	The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index risk level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months). Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2021

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Fixed Income Funds	61.3%
Exchange Traded Funds - Commodity Fund	7.3%
Short-Term Investments	31.7%
Liabilities In Excess of Other Assets	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

RESQ DYNAMIC ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 71.9%
	EQUITY - 71.9%
225,000	Direxion Daily S&P 500 Bear 3X Shares(a)	$5,215,500
97,700	Financial Select Sector SPDR Fund	3,666,681
35,900	Industrial Select Sector SPDR Fund	3,512,456
12,600	iShares Micro-Cap ETF	1,818,432
55,300	iShares MSCI Emerging Markets ETF	2,786,014
4,700	iShares Russell 2000 ETF	1,028,125
14,700	iShares Transportation Average ETF	3,574,746
48,000	SPDR S&P Homebuilders ETF	3,444,480
		25,046,434

	TOTAL EXCHANGE-TRADED FUNDS (Cost $25,851,536)	25,046,434

	SHORT-TERM INVESTMENTS — 28.3%
	MONEY MARKET FUNDS - 28.3%
9,869,200	First American Government Obligations Fund, Institutional Class, 0.03% (Cost $9,869,200)(b)	9,869,200

	TOTAL INVESTMENTS - 100.2% (Cost $35,720,736)	$34,915,634
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(70,637)
	NET ASSETS - 100.0%	$34,844,997

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

See accompanying notes to financial statements.

RESQ STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 68.6%
	COMMODITY - 7.3%
14,500	SPDR Gold Shares(a)	$2,381,190

	FIXED INCOME - 61.3%
115,800	Invesco Senior Loan ETF	2,560,338
14,600	iShares Convertible Bond ETF	1,456,204
10,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,330,300
50,500	iShares JP Morgan EM Local Currency Bond ETF(a)	2,139,180
17,000	iShares JP Morgan USD Emerging Markets Bond ETF	1,871,020
23,050	iShares MBS ETF	2,492,627
20,375	iShares National Muni Bond ETF	2,366,964
7,900	iShares TIPS Bond ETF	1,008,751
85,000	ProShares UltraShort 20+ Year Treasury	1,559,750
37,000	SPDR Bloomberg Barclays Convertible Securities ETF	3,157,950
		19,943,084

	TOTAL EXCHANGE-TRADED FUNDS (Cost $22,420,369)	22,324,274

	SHORT-TERM INVESTMENTS — 31.7%
	MONEY MARKET FUNDS - 31.7%
10,308,293	First American Government Obligations Fund, Institutional Class, 0.03% (Cost $10,308,293)(b)	10,308,293

	TOTAL INVESTMENTS - 100.3% (Cost $32,728,662)	$32,632,567
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(85,250)
	NET ASSETS - 100.0%	$32,547,317

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

See accompanying notes to financial statements.

RESQ Funds

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	RESQ Dynamic	RESQ Strategic
	Allocation Fund	Income Fund
ASSETS
Investment securities:
Total investments, at cost	$35,720,736	$32,728,662
Total investments, at value	$34,915,634	$32,632,567
Dividends and interest receivable	125	111
Prepaid expenses and other assets	34,143	33,952
TOTAL ASSETS	34,949,902	32,666,630

LIABILITIES
Investment advisory fees payable	31,462	28,690
Payable for Fund shares redeemed	33,118	51,198
Audit fees payable	17,002	16,992
Distribution (12b-1) fees payable	11,834	10,909
Payable to related parties	6,821	7,431
Accrued expenses and other liabilities	4,668	4,093
TOTAL LIABILITIES	104,905	119,313
NET ASSETS	$34,844,997	$32,547,317

NET ASSETS CONSIST OF:
Paid in capital	$36,848,204	$37,661,339
Accumulated losses	(2,003,207)	(5,114,022)
NET ASSETS	$34,844,997	$32,547,317

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$34,558,182	$32,531,601
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	3,554,285	3,542,885
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share (a)	$9.72	$9.18
Maximum Offering Price Per Share (b)	$10.31	$9.64

Class C Shares:
Net Assets	$24,318	$13,189
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	2,609	1,473
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.32	$8.95

Class I Shares:
Net Assets	$262,497	$2,527
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	26,201	273
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$10.02	$9.27	(c)

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(b)	There is a maximum front-end sales charge (load) of 5.75% and 4.75% imposed on purchases of Class A shares of the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

(c)	Net asset value does not calculate due to rounding.

See accompanying notes to financial statements.

RESQ Funds

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	RESQ Dynamic	RESQ Strategic
	Allocation Fund	Income Fund
INVESTMENT INCOME
Dividends	$406,085	$501,785
Interest	2,768	2,558
TOTAL INVESTMENT INCOME	408,853	504,343

EXPENSES
Investment advisory fees	457,652	402,291
Distribution (12b-1) fees:
Class A	151,000	133,952
Class C	308	138
Registration fees	49,996	49,996
Transfer agent fees	41,847	42,347
Administrative services fees	41,548	41,048
Accounting services fees	30,241	29,779
Audit fees	17,000	17,000
Printing and postage expenses	16,500	16,000
Compliance officer fees	14,400	13,500
Trustees fees and expenses	14,000	14,000
Legal fees	13,000	13,000
Custodian fees	5,000	5,000
Insurance expense	1,801	1,498
Other expenses	6,000	5,500
TOTAL EXPENSES	860,293	785,049

Fees waived by the Advisor	(22,408)	(47,464)

NET EXPENSES	837,885	737,585

NET INVESTMENT LOSS	(429,032)	(233,242)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,614,435	(406,681)
Distributions from underlying investment companies	—	25,130
Net change in unrealized depreciation on investments	(997,067)	(323,815)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,617,368	(705,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,188,336	$(938,608)

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment loss	$(429,032)	$(180,532)
Net realized gain on investments	2,614,435	1,578,914
Net change in unrealized depreciation on investments	(997,067)	(85,303)
Net increase in net assets resulting from operations	1,188,336	1,313,079

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	—	(44,835)
Class C	—	(89)
Class I	—	(765)
Net decrease in net assets from distributions to shareholders	—	(45,689)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,235,536	1,294,930
Class I	35,971	286,637
Net asset value of shares issued in reinvestment of distributions:
Class A	—	44,690
Class C	—	89
Class I	—	765
Redemption fee proceeds:
Class A	430	—
Payments for shares redeemed:
Class A	(4,771,220)	(6,399,337)
Class C	(19,595)	(11,156)
Class I	(216,470)	(171,551)
Net increase (decrease) in net assets from shares of beneficial interest	264,652	(4,954,933)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,452,988	(3,687,543)

NET ASSETS
Beginning of Year	33,392,009	37,079,552
End of Year	$34,844,997	$33,392,009

SHARE ACTIVITY
Class A:
Shares Sold	508,878	147,223
Shares Reinvested	—	5,066
Shares Redeemed	(458,709)	(721,234)
Net increase (decrease) in shares of beneficial interest outstanding	50,169	(568,945)

Class C:
Shares Reinvested	—	10
Shares Redeemed	(1,948)	(1,274)
Net decrease in shares of beneficial interest outstanding	(1,948)	(1,264)

Class I:
Shares Sold	3,245	32,174
Shares Reinvested	—	85
Shares Redeemed	(20,345)	(18,634)
Net increase (decrease) in shares of beneficial interest outstanding	(17,100)	13,625

See accompanying notes to financial statements.

RESQ Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment loss	$(233,242)	$(85,296)
Net realized gain (loss) on investments	(406,681)	1,942,110
Distributions from underlying investment companies	25,130	—
Net change in unrealized appreciation (depreciation) on investments	(323,815)	62,285
Net increase (decrease) in net assets resulting from operations	(938,608)	1,919,099

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(33,542)	(63,876)
Class I	(43)	(51)
Net decrease in net assets from distributions to shareholders	(33,585)	(63,927)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,117,945	1,384,002
Class I	29,694	14,604
Net asset value of shares issued in reinvestment of distributions:
Class A	33,523	63,626
Class I	43	51
Redemption fee proceeds:
Class A	477	—
Class C	—	—
Class I	—	—
Payments for shares redeemed:
Class A	(4,193,119)	(5,774,353)
Class I	(49,165)	(36)
Net increase (decrease) in net assets from shares of beneficial interest	1,939,398	(4,312,106)

TOTAL INCREASE (DECREASE) IN NET ASSETS	967,205	(2,456,934)

NET ASSETS
Beginning of Year	31,580,112	34,037,046
End of Year	$32,547,317	$31,580,112

SHARE ACTIVITY
Class A:
Shares Sold	636,489	154,700
Shares Reinvested	3,417	7,234
Shares Redeemed	(439,261)	(646,754)
Net increase (decrease) in shares of beneficial interest outstanding	200,645	(484,820)

Class I:
Shares Sold	3,000	1,536
Shares Reinvested	4	6
Shares Redeemed	(5,194)	(4)
Net increase (decrease) in shares of beneficial interest outstanding	(2,190)	1,538

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.40	$9.02	$9.62	$9.07	$8.42
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.05)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.44	0.44	(0.55)	0.61	0.72
Total from investment operations	0.32	0.39	(0.60)	0.55	0.65
Paid-in-capital from redemption fees (1)	0.00 (2)	—	—	0.00 (2)	0.00 (2)
Less distributions from:
Return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.01)	—	—	—
Net asset value, end of year	$9.72	$9.40	$9.02	$9.62	$9.07
Total return (3)	3.40%	4.35%	(6.24)%	6.06%	7.72%
Net assets, at end of year (000s)	$34,558	$32,933	$36,754	$45,351	$42,246
Ratio of gross expenses to average net assets (4)	2.26%	2.49%	2.49%	2.42%	2.42%
Ratio of net expenses to average net assets (4)	2.20%	2.20%	2.20%	2.25%	2.35%
Ratio of net investment loss before waiver to average net assets (5)	(1.19)%	(0.82)%	(0.89)%	(0.76)%	(0.89)%
Ratio of net investment loss to average net assets (5)	(1.13)%	(0.53)%	(0.60)%	(0.59)%	(0.82)%
Portfolio Turnover Rate	441%	710%	861%	448%	1060%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.06	$8.76	$9.40	$8.92	$8.33
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.11)	(0.11)	(0.15)	(0.12)
Net realized and unrealized gain (loss) on investments	0.42	0.43	(0.53)	0.63	0.71
Total from investment operations	0.26	0.32	(0.64)	0.48	0.59
Paid-in-capital from redemption fees (1)	—	—	—	—	0.00 (2)
Less distributions from:
Return of capital	—	(0.02)	—	—	—
Total distributions	—	(0.02)	—	—	—
Net asset value, end of year	$9.32	$9.06	$8.76	$9.40	$8.92
Total return (3)	2.87%	3.65%	(6.81)%	5.38%	7.08%
Net assets, at end of year (000s)	$24	$41	$51	$81	$400
Ratio of gross expenses to average net assets (4)	2.86%	3.09%	3.09%	3.02%	3.02%
Ratio of net expenses to average net assets (4)	2.80%	2.80%	2.80%	2.85%	2.95%
Ratio of net investment loss before waiver to average net assets (5)	(1.65)%	(1.48)%	(1.50)%	(1.82)%	(1.42)%
Ratio of net investment loss to average net assets (5)	(1.59)%	(1.19)%	(1.21)%	(1.65)%	(1.35)%
Portfolio Turnover Rate	441%	710%	861%	448%	1060%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.65	$9.24	$9.82	$9.21	$8.51
Activity from investment operations:
Net investment loss (1)	(0.08)	(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.45	0.46	(0.56)	0.64	0.73
Total from investment operations	0.37	0.44	(0.58)	0.61	0.70
Paid-in-capital from redemption fees (1)	—	—	—	0.00 (2)	—
Less distributions from:
Return of capital	—	(0.03)	—	—	—
Total distributions	—	(0.03)	—	—	—
Net asset value, end of year	$10.02	$9.65	$9.24	$9.82	$9.21
Total return (3)	3.83%	4.73%	(5.91)%	6.62%	8.23%
Net assets, at end of year (000s)	$262	$418	$274	$521	$561
Ratio of gross expenses to average net assets (4)	1.86%	2.09%	2.09%	2.02%	2.02%
Ratio of net expenses to average net assets (4)	1.80%	1.80%	1.80%	1.85%	1.95%
Ratio of net investment loss before waiver to average net assets (5)	(0.78)%	(0.57)%	(0.52)%	(0.46)%	(0.42)%
Ratio of net investment loss to average net assets (5)	(0.72)%	(0.28)%	(0.22)%	(0.29)%	(0.35)%
Portfolio Turnover Rate	441%	710%	861%	448%	1060%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.44	$8.89	$8.98	$9.63	$9.37
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	(0.02)	0.00 (2)	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.18)	0.59	(0.08)	(0.65)	0.26
Total from investment operations	(0.25)	0.57	(0.08)	(0.57)	0.30
Paid-in-capital from redemption fees (1)	0.00 (2)	—	—	—	0.00 (2)
Less distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	(0.08)	(0.01)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.01)	(0.02)	(0.01)	(0.08)	(0.04)
Net asset value, end of year	$9.18	$9.44	$8.89	$8.98	$9.63
Total return (3)	(2.66)%	6.40%	(0.88)%	(5.91)%	3.21%
Net assets, at end of year (000s)	$32,532	$31,543	$34,016	$39,116	$42,134
Ratio of gross expenses to average net assets (4)	2.34%	2.55%	2.57%	2.47%	2.43%
Ratio of net expenses to average net assets (4)	2.20%	2.20%	2.20%	2.25%	2.35%
Ratio of net investment income (loss) before waiver to average net assets (5)	(0.84)%	(0.62)%	(0.33)%	0.59%	0.33%
Ratio of net investment income (loss) to average net assets (5)	(0.70)%	(0.27)%	0.05%	0.81%	0.41%
Portfolio Turnover Rate	318%	526%	1504%	738%	935%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.25	$8.75	$8.88	$9.52	$9.28
Activity from investment operations:
Net investment income (loss) (1)	(0.12)	(0.08)	(0.05)	0.01	(0.02	) (2)
Net realized and unrealized gain (loss) on investments	(0.18)	0.58	(0.08)	(0.62)	0.26
Total from investment operations	(0.30)	0.50	(0.13)	(0.61)	0.24
Less distributions from:
Net investment income	—	—	—	(0.03)	—
Total distributions	—	—	—	(0.03)	—
Net asset value, end of year	$8.95	$9.25	$8.75	$8.88	$9.52
Total return (3)	(3.24)%	5.71%	(1.46)%	(6.41)%	2.59%
Net assets, at end of year (000s)	$13	$14	$13	$13	$70
Ratio of gross expenses to average net assets (4)	2.94%	3.15%	3.17%	3.07%	3.03%
Ratio of net expenses to average net assets (4)	2.80%	2.80%	2.80%	2.85%	2.95%
Ratio of net investment loss before waiver waiver to average net assets (5)	(1.44)%	(1.24)%	(0.92)%	(0.07)%	(0.31)%
Ratio of net investment income (loss) to average net assets (5)	(1.30)%	(0.89)%	(0.55)%	0.13%	(0.23)%
Portfolio Turnover Rate	318%	526%	1504%	738%	935%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020		September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.52	$8.95		$9.01	$9.66	$9.39
Activity from investment operations:
Net investment income (loss) (1)	(0.03)	(0.00	) (2)	0.04	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.19)	0.61		(0.06)	(0.65)	0.27
Total from investment operations	(0.22)	0.61		(0.02)	(0.53)	0.35
Less distributions from:
Net investment income	(0.03)	(0.04)		(0.04)	(0.12)	(0.02)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.03)	(0.04)		(0.04)	(0.12)	(0.08)
Net asset value, end of year	$9.27	$9.52		$8.95	$9.01	$9.66
Total return (3)	(2.36)%	6.90%		(0.23)%	(5.52)%	3.71%
Net assets, at end of year (000s)	$3	$23		$8	$120	$156
Ratio of gross expenses to average net assets (4)	1.94%	2.15%		2.17%	2.07%	2.03%
Ratio of net expenses to average net assets (4)	1.80%	1.80%		1.80%	1.85%	1.95%
Ratio of net investment income (loss) before waiver to average net assets (5)	(0.43)%	(0.33)%		0.04%	1.01%	0.78%
Ratio of net investment income (loss) to average net assets (5)	(0.29)%	0.02%		0.41%	1.24%	0.86%
Portfolio Turnover Rate	318%	526%		1504%	738%	935%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

1.	ORGANIZATION

The RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the RESQ Dynamic Allocation Fund is to seek long term capital appreciation with capital preservation as a secondary objective. The investment objective of the RESQ Strategic Income Fund is to seek income with an emphasis on total return and capital preservation as a secondary objective.

Each Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A and Class I shares of each Fund commenced operations on December 20, 2013. Class C shares of each Fund commenced operations on October 17, 2014. RESQ Dynamic Allocation Fund Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. RESQ Strategic Income Fund Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class C and Class I shares of the Funds are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for each Fund’s investments measured at fair value:

RESQ Dynamic Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$25,046,434	$—	$—	$25,046,434
Short-Term Investments	9,869,200	—	—	9,869,200
Total	$34,915,634	$—	$—	$34,915,634

RESQ Strategic Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,324,274	$—	$—	$22,324,274
Short-Term Investments	10,308,293	—	—	10,308,293
Total	$32,632,567	$—	$—	$32,632,567

The Funds did not hold any Level 2 or 3 securities during the period.

*	Please refer to the Portfolio of Investments for classification by asset type.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2018-2020 or expected to be taken in the Funds’ 2021 tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019), and foreign jurisdictions where the Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

RESQ Investment Partners, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the oversight of the Board, the Advisor is responsible for the management of each Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Advisor directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.20% of each of the RESQ Dynamic Allocation Fund’s and RESQ Strategic Income Fund’s average daily net assets. For the year ended September 30, 2021, the Advisor earned advisory fees of $457,652 and $402,291 for the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses until at least January 31, 2022 to the extent necessary so that the total operating expenses incurred by a Fund exclusive of any front -end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 2.20%, 2.80% and 1.80% of the daily average net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended September 30, 2021, the Advisor waived fees pursuant to the Waiver Agreement in the amount of $22,408 and $47,464 for the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation then in effect or in effect at time of waiver. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor. As of September 30, 2021, the total amount of expense reimbursement subject to recapture for the Funds were as follows:

	Expires	Expires	Expires
	September 30, 2022	September 30, 2023	September 30, 2024
RESQ Dynamic Allocation Fund	$114,746	$100,399	$22,408
RESQ Strategic Income Fund	$128,093	$111,624	$47,464

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares,

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

as amended (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Class A and Class C shares. Under the Plans, the Funds may each pay 0.40% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2021 the Funds incurred distribution fees as follows:

	Class A	Class C
RESQ Dynamic Allocation Fund	$151,000	$308
RESQ Strategic Income Fund	$133,952	$138

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended September 30, 2021, the Distributor did not receive any underwriting commissions for sales of RESQ Dynamic Allocation Fund’s Class A shares or RESQ Strategic Income Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Funds, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Funds. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Funds are also an officer of NLCS, and are not paid any fees directly by the Funds for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the applicable Fund. For the year ended September 30, 2021, the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund paid $430 and $477 in redemption fees, respectively.

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

	Purchases	Sales
RESQ Dynamic Allocation Fund	$141,709,101	$140,938,746
RESQ Strategic Income Fund	$92,242,983	$92,699,683

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
RESQ Dynamic Allocation Fund	$36,045,633	$190,159	$(1,320,158)	$(1,129,999)
RESQ Strategic Income Fund	32,995,980	153,411	(516,824)	(363,413)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
9/30/2021	Income	Capital Gains	Income	Capital	Total
RESQ Dynamic Allocation Fund	$—	$—	$—	$—	$—
RESQ Strategic Income Fund	33,217	—	—	368	33,585

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
9/30/2020	Income	Capital Gains	Income	Capital	Total
RESQ Dynamic Allocation Fund	$—	$—	$—	$45,689	$45,689
RESQ Strategic Income Fund	63,927	—	—	—	63,927

As of September 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
RESQ Dynamic Allocation Fund	$—	$—	$(457,540)	$(415,668)	$—	$(1,129,999)	$(2,003,207)
RESQ Strategic Income Fund	—	—	(619,100)	(4,131,509)	—	(363,413)	(5,114,022)

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for grantor trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Funds incurred and elected to defer such capital losses as follows:

Late Year
Losses
RESQ Dynamic Allocation Fund	$457,540
RESQ Strategic Income Fund	193,347

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses of as follows:

Post October Losses
RESQ Dynamic Allocation Fund	$—
RESQ Strategic Income Fund	425,753

At September 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
RESQ Dynamic Allocation Fund	$85,728	$329,940	$415,668	$2,935,706
RESQ Strategic Income Fund	4,131,509	—	4,131,509	185,613

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and return of capital distributions, resulted in reclassifications for the fiscal year ended September 30, 2021 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
RESQ Dynamic Allocation Fund	$(244,931)	$244,931
RESQ Strategic Income Fund	(193,087)	193,087

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Each of the Funds currently invests a portion of their assets in the First American Government Obligations Fund (“First American Fund”). The Funds may redeem their investments from the First American Fund at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of the First American Fund. The financial statements of the First American Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of September 30, 2021, the percentage of the net assets invested in the First American Fund was 28.3% and 31.7% for the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund, respectively.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, the shareholders listed below held more than 25% of a Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
Charles Schwab & Co.	RESQ Dynamic Allocation Fund	56.88%
NFS LLC	RESQ Dynamic Allocation Fund	43.00%
Charles Schwab & Co.	RESQ Strategic Income Fund	54.76%
NFS LLC	RESQ Strategic Income Fund	45.01%

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund (the Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

RESQ Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” columns in the tables below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RESQ Dynamic Allocation Fund

					Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/21	9/30/21	Period (a)	4/1/21	9/30/21	Period (a)
Class A	2.20%	$1,000.00	$918.70	$10.58	$1,000.00	$1,014.04	$11.11
Class C	2.80%	$1,000.00	$915.50	$13.45	$1,000.00	$1,011.03	$14.12
Class I	1.80%	$1,000.00	$921.00	$8.67	$1,000.00	$1,016.04	$9.10

RESQ Strategic Income Fund

					Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/21	9/30/21	Period (a)	4/1/21	9/30/21	Period (a)
Class A	2.20%	$1,000.00	$980.80	$10.92	$1,000.00	$1,014.04	$11.11
Class C	2.80%	$1,000.00	$978.10	$13.88	$1,000.00	$1,011.03	$14.12
Class I	1.80%	$1,000.00	$982.00	$8.94	$1,000.00	$1,016.04	$9.10

(a)	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the fiscal year September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/21-NLFT III-v3

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-2526.

9/30/21-NLFT III-v3

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number	■ Purchase History
	■ Assets	■ Account Balances
	■ Retirement Assets	■ Account Transactions
	■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-940-2526 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-940-2526.

INVESTMENT ADVISOR
RESQ Investment Partners, LLC
9260 E. Raintree Drive, Suite 100
Scottsdale, Arizona 85260

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

RESQ-AR21

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2020:	$13,500	$13,500
2021:	$14,000	$14,000

(b)	Audit-Related Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2020:	None	None
2021:	None	None

(c)	Tax Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2020:	$3,500	$3,500
2021:	$3,500	$3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2020:	None	None
2021:	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

RESQ Dynamic Allocation Fund

	2020	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

RESQ Strategic Income Fund

	2020	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $7,000

2021 - $7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/7/21

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/7/21